                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:  January 31, 2008
                                                      Estimated average burden
                                                      hours per response......14

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               O. I. CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                O. I. CORPORATION

                         151 GRAHAM ROAD, P.O. BOX 9010
                        COLLEGE STATION, TEXAS 77842-9010

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 8, 2006

TO THE SHAREHOLDERS OF O. I. CORPORATION:

You are hereby notified that the Annual Meeting of Shareholders of O. I. Corporation will be held on Monday, May 8, 2006 at 11:00 a.m. at O.I. Corporation headquarters, 151 Graham Road, College Station, Texas, for the purposes of considering and voting upon the following matters proposed by the Board of Directors:

     (i)  the election of directors;

     (ii) the ratification of the appointment of independent public accountants; and

     (iii) the transaction of such other business as may properly come before the meeting.

The stock transfer books will not be closed, but only shareholders of record at the close of business on March 13, 2006 will be entitled to notice of and to vote at the meeting.

After completing the business of the meeting, we will discuss fiscal year 2005 results and the current outlook for the Company. There will be a period for questions and discussion with the Company's officers and directors.

If you plan to be present, please notify the Secretary of the Company so that the necessary arrangements can be made for your attendance. Regardless of whether you plan to personally attend, it is important that your shares be represented at the meeting; therefore, PLEASE DATE, SIGN AND IMMEDIATELY RETURN YOUR PROXY CARD IN THE POST-PAID ENVELOPE PROVIDED. You may revoke your proxy at any time prior to exercise at the meeting.

                                        By Order of the Board of Directors

                                        /s/ Jane A. Smith
                                        ----------------------------------------
                                        Jane A. Smith
                                        Vice President-Corporate Secretary

April 18, 2006

                                TABLE OF CONTENTS

NOTICE OF MEETING

PROXY STATEMENT

                                                                            PAGE
                                                                            ----
THE MEETING
   Solicitation, Date, Time and Place ...................................     1
   Revocation of Proxies ................................................     1
   Expenses of Solicitation .............................................     1
   Record Date; Stockholders Entitled to Vote; Quorum; Vote Required ....     1
   Voting of Proxies ....................................................     2
   Other Matters to Be Acted on at the Meeting ..........................     2
   General Information ..................................................     2
PROPOSAL 1 - ELECTION OF DIRECTORS ......................................     3
   Nominees for Board of Directors ......................................     3
INFORMATION ABOUT THE BOARD OF DIRECTORS ................................     5
   Directors Compensation ...............................................     5
   The Board of Directors and its Committees ............................     5
      Compensation Committee ............................................     6
      Audit Committee ...................................................     6
      Nominating and Corporate Governance Committee .....................     7
   Code of Ethics .......................................................     7
   Stockholder Communications with the Board ............................     7
REPORT OF THE AUDIT COMMITTEE ...........................................     8
   Principal Accounting Fees and Services ...............................     9
EXECUTIVE COMPENSATION ..................................................    10
   Executive Officers of the Registrant .................................    10
   Compensation of Executive Officers ...................................    11
   Summary Compensation Table ...........................................    11
   Aggregated Option Exercises in Last Fiscal Year and Fiscal
      Year-End Option Values ............................................    12
   Equity Compensation Plans ............................................    12
   Compensation Committee Interlocks and Insider Participation ..........    12
   Certain Relationships and Related Transactions, Employment Contracts,
      Termination of Employment and Change-in-Control Arrangements ......    13
COMPENSATION COMMITTEE REPORT ...........................................    14
STOCK PERFORMANCE GRAPH .................................................    17
PROPOSAL 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS .............    18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ..........    19
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE .................    20
SHAREHOLDERS PROPOSALS ..................................................    20
OTHER MATTERS ...........................................................    21

EXHIBIT A - COMPENSATION COMMITTEE CHARTER ..............................    22
EXHIBIT B - AUDIT COMMITTEE CHARTER .....................................    25
EXHIBIT C - NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER .......    28

                                O. I. CORPORATION

                         151 GRAHAM ROAD, P.O. BOX 9010
                        COLLEGE STATION, TEXAS 77842-9010

                                 PROXY STATEMENT

                                   THE MEETING

SOLICITATION, DATE, TIME AND PLACE

     This Proxy Statement is furnished to the shareholders of O. I. Corporation (the "Company") in connection with the solicitation of proxies to be used in voting at the 2006 annual meeting of shareholders or any adjournment or postponement of that meeting. The meeting will be held on May 8, 2006, 11:00 a.m. local time, at the Company's headquarters, 151 Graham Road, College Station, Texas, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The proxy statement and the accompanying proxy, which are accompanied by our 2005 Annual Report, are first being mailed to shareholders on or about April 18, 2006. The enclosed proxy is solicited on behalf of the Board of Directors of the Company.

REVOCATION OF PROXIES

     You can revoke your proxy before it is exercised at the meeting in one of three ways:

          - by submitting written notice to our Secretary before the meeting that you have revoked your proxy;

          - by timely submitting another proxy by fax or mail that is later dated and properly signed; or

          - by voting in person at the meeting, provided you have a valid proxy to do so if you are not the record holder of the shares.

EXPENSES OF SOLICITATION

     The Company will bear the cost of the solicitation of the proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. All further solicitations will be made either by the Company's transfer agent or by regular employees of the Company, neither of whom will be additionally compensated.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE; QUORUM; VOTE REQUIRED

     Holders of record of our common stock at the close of business on March 13, 2006, the record date, are entitled to notice of and to vote at the meeting. At the close of business on the record date, there were 2,866,220 shares of common stock, par value $0.10 per share, ("Common Stock"), of the Company issued and outstanding. Each share is entitled to one vote per share on the matters proposed. Only holders of Common Stock of record at the close of business on March 13, 2006, will be entitled to vote at the meeting.

     A quorum of stockholders (those holding a majority of the outstanding common stock and attending personally or represented by proxy) is necessary for a valid meeting. Abstentions will be included in determining the number of shares present at the Meeting for the purpose of determining the presence of a quorum, as would broker non-votes. (Broker non-votes occur when brokers are not permitted under stock exchange rules to vote on a matter without instructions from beneficial owners of the shares and no instructions are given.) Brokers are permitted to vote on the election of directors and the ratification of independent public accountants without instructions from beneficial owners, so we do not anticipate any broker non-votes at the meeting.

     Directors are elected by a plurality of the votes cast for directors. Ratification of the appointment of independent public accountants requires approval by a majority of the votes cast on the proposal. Abstentions (and any broker non-votes) will not be included in the number of votes cast on a matter and thus will not be taken into account in determining the approval of these proposals.

     In the absence of a quorum (1,433,111 shares) at the meeting, either in person or by proxy, the meeting may be adjourned from time to time for not more than 29 days, without notice, other than announcement at the meeting, until a quorum shall be formed.

VOTING OF PROXIES

     Please use the enclosed postage-paid envelope to return the proxy card or voting form that accompanies this proxy statement.

     Shares Held of Record. The Company's transfer agent and registrar, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, will tabulate the votes. Proxies must be received by 11:59 p.m. eastern time on May 7, 2006. Giving such a proxy will not affect your right to vote in person if you decide to attend the meeting.

     Shares Held in a Bank or Brokerage Account. A number of banks and brokerage firms participate in a program (separate from that offered by American Stock Transfer & Trust Co.) that permits stockholders to direct their vote by internet or telephone. If your shares are held in an account at such a bank or brokerage, you may direct the voting of those shares by internet or telephone by following the instructions on their enclosed voting form. Votes directed by Internet or telephone through such a program must be received by 11:59 p.m. eastern time on May 7, 2006. Directing your vote in this manner will not affect your right to vote in person if you decide to attend the meeting; however, you must first request a legal proxy either on the internet or the voting form that accompanies this proxy statement. Requesting a legal proxy prior to the deadlines described above will automatically cancel any voting directions you have previously given.

OTHER MATTERS TO BE ACTED ON AT THE MEETING

     At the meeting, we will act only on the matters indicated on the accompanying Notice and procedural matters related to the meeting.

GENERAL INFORMATION

     The mailing address of the Company's principal executive offices is O. I. Corporation, P. O. Box 9010, College Station, Texas 77842-9010. The Company's telephone number is (979) 690-1711, and its facsimile number is (979) 690-0440.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS HAS NOMINATED AND URGES YOU TO VOTE FOR THE NINE NOMINEES LISTED BELOW. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

     In fourth quarter of 2005, the Company's board of directors began discussions on adding new directors and creating a director rotation policy for its existing directors. The Board of Directors has determined that it is in the best interests of the Company at this time to increase the size of the Board of Directors from five to nine directors. At the meeting, the five incumbent directors are to stand for re-election to serve for the ensuing year or as otherwise described below, and until their respective successors are elected and qualified, in accordance with the provisions of the bylaws. The shareholders are being asked to vote for the re-election of Messrs. Anderson, Botts, Chapman, King, and Whited. Additionally, four director nominees are to stand for election to serve for the ensuing year and until their respective successors are elected and qualified, in accordance with the provisions of the bylaws. The shareholders are being asked to vote for the election of Messrs. Cabillot, Dodd, Moore, and Womack.

     Unless otherwise marked, the shares represented by the enclosed proxy will be voted "FOR" the re-election or election, as applicable, as directors of the nine nominees named above. The proxy cannot be voted for a greater number of persons than the number of nominees named. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such person as may be determined by the holders of such proxy.

NOMINEES FOR BOARD OF DIRECTORS

     The nominees to serve as directors of the Company until the next annual meeting of shareholders and until their successors are elected and qualified, and certain information with respect to the business experience of each nominee during the last five years, is set forth below. The Board of Directors has determined that each of the current directors standing for re-election or election, as applicable, except for Mr. Botts, is independent within the meaning of the Nasdaq Stock Market listing standards.

     JACK S. ANDERSON (80). Dr. Anderson has served on the Board of Directors since 1980 and, if re-elected, shall continue to so serve until the earlier of the 2007 annual meeting of shareholders or the naming and qualification of his successor. From October 1983 until the present, he has served as President of Jasada Corporation, an investment firm located in Houston, Texas. Dr. Anderson has served as a director of Shoreline, Inc. located in Taft, Texas since 1989, and as Chief Executive Officer of FMI, Inc. located in Houston, Texas since 1998, each of which are privately owned companies. Dr. Anderson has informed the Board of his intention to retire from the Board in May 2008 immediately prior to the 2008 annual meeting of shareholders.

     WILLIAM W. BOTTS (63). Mr. Botts has served as President of the Company since February 1, 1985, Chief Executive Officer of the Company since July 19, 1985, and Chairman of the Board of Directors of the Company since May 26, 1986 and, if re-elected, shall continue to serve as Chairman of the Board of Directors until the earlier of the 2007 annual meeting of shareholders or the naming and qualification of his successor.

     RAYMOND E. CABILLOT (43). Mr. Cabillot has been nominated to serve on the Company's Board of Directors. Farnam Street Partners LP, a Company shareholder, proposed Mr. Cabillot for nomination to the Board of Directors and the Board nominated him for such position. Mr. Cabillot has, from January 1998 until the present, served as Chief Executive Officer and a director of Farnam Street Capital, the General Partner of Farnam Street Partners LP, a private investment partnership located in Minneapolis, MN. He was a Senior Research Analyst at Piper Jaffray from 1990 to 1998. Prior to that, he worked for Prudential Capital Corporation from 1987 to 1990 as an Associate Investment Manager and as an Investment Manager. Since 1994, Mr. Cabillot has served as a director of Petdata, Inc. of Irving, Texas, a company that provides licensing services to municipalities and animal humane organizations throughout the USA and Canada. Since 1996, he has served as a director of Clean Car Corporation of Prior Lake, Minnesota, a car wash operating company. Since 1992, he has served as a director of Illumine Corporation of Prior Lake, Minnesota, a real estate investment company. Mr. Cabillot has an M.B.A. degree from the University of Minnesota and a B.A. degree with a double major in economics and chemistry from Saint Olaf College.

     RICHARD W. K. CHAPMAN (61). Dr. Chapman has served on the Board of Directors since August 2001 and, if re-elected, shall continue to so serve until the earlier of the 2007 annual meeting of shareholders or the naming and qualification of his successor. He was President, Chief Executive Officer, and Director of ThermoQuest Corporation from its inception in 1995 throughout its existence as a publicly-traded company, ending in May 2000. He was also senior vice president of Thermo Instrument Systems, Inc., an analytical instrumentation manufacturer, from 1992 to 2000 when it was a publicly traded company. Dr. Chapman served as Chairman of the Board of Thermo BioAnalysis Corporation, a public company making products for biochemists, from 1995 to 1997. He also served as a Director of Thermo Cardio Systems, Inc., a public company making implantable cardiac assist devices from 1996 to 1997. In 2000, he became a managing partner with GlenRose Capital, LLC, a private equity firm specializing in the acquisition and operation of high technology companies. Currently, Dr. Chapman is on the board of two of GlenRose Capital's private companies, Eberline Services and Lionville Laboratory; and is founder and Chairman of Axxiom Inc., a private real estate firm.

     KENNETH M. DODD (45). Mr. Dodd has been nominated to serve on the Board of Directors. Since 2004, Mr. Dodd has served as the Vice President of Major Sales Pursuits of Electronic Data Systems, a Fortune 100 technology services firm headquartered in Plano, Texas. From 2001 to 2003, Mr. Dodd served as Vice President of Energy Sales for Electronic Data Systems. Mr. Dodd was President and Chief Operating Officer of Kara Technology, an internet and security technology firm, located in Houston, Texas from 1999-2001. He was President and Chief Executive Officer of Thermal Medical Imaging, Inc., a medical technology firm, in Bloomfield, Michigan from 1995 until the Company was acquired by Computerized Thermal Imaging in 1999. Previous to 1999, Mr. Dodd served in a variety of technical and sales leadership capacities at Electronic Data Systems between 1985 and 1995.

     EDWIN B. KING (78). Mr. King has served on the Board of Directors since February 1995 and, if re-elected, shall continue to so serve until his retirement from the Board of Directors. From 1979 to 1998, he served as director and Chairman of the Board and CEO for Asoma Instruments, Inc. of Austin, Texas, an analytical instrument manufacturer. From 1984 to the present, he has served as Vice President and Director of Scientific Management, Inc., a management consulting, personnel testing, and evaluation firm. From September 1999 to the present, Mr. King has served as an officer and director of PayMate.net Corporation, an Internet-based point of sale payment transaction system provider. From June 1999 to the present, he has served as an officer and director of Analytical Magnetic Instruments, Inc., a magnetic instrument developer. From January 2000 to the present, he has served as an officer and director of SafeFood Technologies, Inc., a research and development firm for sterilization equipment and processes. Mr. King has advised the Board of his intention to retire from the Board on December 31, 2006.

     ROBERT L. MOORE (66). Mr. Moore, a Certified Public Accountant, has been nominated to serve on the Board of Directors. From 2003 to 2004, Mr. Moore served as an Audit Committee member and "Audit Committee Financial Expert" as defined by Sarbanes-Oxley, for Introgen Therapeutics, Inc., a public company located in Austin, Texas. Prior to his position with Introgen, Mr. Moore was with Arthur Andersen, LLP, in the Company's Tax Division from 1964 to 2001, and was a partner with the firm from 1974 to 2001. During his career with Arthur Andersen, Mr. Moore's practice involved a range of tax, accounting and finance areas and he reviewed and analyzed the audited financial statements of over twenty-five public companies. In addition, he served as a Houston tax division head for thirteen years and the head of Arthur Andersen's U.S. Customs Practice for over three years.

     CRAIG R. WHITED (59). Mr. Whited, a Certified Public Accountant, has served on the Board of Directors of the Company since May 1996 and, if re-elected, shall continue to so serve until his retirement from the Board of Directors in May 2007. Mr. Whited is now retired. He previously served as the President and CEO of The Oxford

Group, Inc. for eleven years. Prior to that, Mr. Whited served as a Chief Financial Officer and later President for Connor Forest Industries for ten years and served for five years as a Certified Public Accountant and a consulting manager at Deloitte Haskins & Sells, now Deloitte and Touche. He has been licensed as a CPA and a member of both the American Institute of Public Accountants and the California Society of Certified Public Accountants for over 25 years as well as being a member of the Financial Executives Institute for over 20 years. Mr. Whited has informed the Board of his intention to retire from the Board in May 2007.

     LEO B. WOMACK (63). Mr. Womack, a Certified Public Accountant, has been nominated to serve on the Company's Board of Directors. Since 1986, Mr. Womack has been the President and Director of Gulf Equities Realty Advisors, Inc., a real estate portfolio management company, located in Houston, Texas. Since 1996, Mr. Womack has also served as Chairman and Chief Financial Officer of Fairway Medical Technologies, Inc., a portfolio company of the Baylor College of Medicine Venture Fund, and since 1975, has been a Director of Valves Incorporated of Texas, a private company engaged in specialty manufacturing.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

DIRECTORS COMPENSATION

     During 2005, all non-employee directors received a fee of $2,000 for each regular Board of Directors meeting attended and $500 for each committee meeting and special Board of Directors meeting attended. Directors who are also officers or employees of the Company receive no additional compensation for attendance at such Board or committee meetings. For the fiscal year ended December 31, 2005, directors fees paid were: Dr. Anderson, $20,500; Mr. Botts, $0; Dr. Chapman, $20,500; Mr. King, $23,250; and Mr. Whited, $26,500. For 2006, each committee chairman described below will receive $750 per committee meeting with the exception of the chairman of the audit committee, who will receive $1,500.

     The 2003 Incentive Compensation Plan, which was adopted by the Board of Directors on February 25, 2002 and approved by shareholders at the 2002 Annual Shareholders Meeting, became effective January 1, 2003.

     Pursuant to the Company's 2003 Incentive Compensation Plan (the "2003 Plan"), each non-employee director is granted annually a non-qualified stock option for 2,000 shares of Common Stock at each regular annual meeting of shareholders at which he is elected or re-elected to the Board of Directors. Each option has an exercise price equal to the Market Value Per Share on the date of grant. The options (i) vest six months from the date of grant, (ii) are exercisable to the extent vested until (a) three months following termination of service as a director for reasons other than retirement, disability, death or cause or (b) generally, twelve months following termination of service as a director for retirement, disability or death; (iii) have a term of three years and; (iv) are exercisable in full following a "Change in Control" event (as defined in the 2003 Plan).

     On May 9, 2005, the day of the 2005 Annual Shareholders Meeting, each non-employee director was granted options to purchase 2,000 shares of the Company's common stock under the 2003 Plan as described above.

     Under the 2003 Plan, any new director initially elected to the Board of Directors will also receive a one-time restricted stock award for 3,000 shares of Common Stock that will vest in full on the second anniversary of the date of grant. Messrs. Cabillot, Dodd, Moore and Womack will receive such award if elected to the Board of Directors at the meeting.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Company's Board of Directors currently consists of five persons, all of whom, other than Mr. Botts, have been affirmatively determined by the Board of Directors to be independent within the meaning of Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market. Pursuant to resolutions adopted by the Board of Directors on March 23, 2006, the size of the Board was increased from five (5) to nine (9) members. Each of the four director nominees has been affirmatively determined by the Board of Directors to be independent within the meaning of Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market.

     Directors are elected at each annual meeting of shareholders and serve until a successor shall be elected and qualified at an appropriate annual meeting of the shareholders. Vacancies may be filled by an affirmative vote of the majority of the remaining directors.

     Certain Directors have indicated their intentions to retire from the Board of Directors and/or chairman positions on Board Committees as follows:

     - If re-elected, Mr. King shall retire from the Board of Directors by December 31, 2006.

     - If re-elected, Mr. Whited shall retire from the Board of Directors by May 2007. He shall serve as Chairman of the Audit Committee until December 31, 2006.

     - If re-elected, Dr. Anderson shall serve as Chairman of the Nominating and Corporate Governance Committee through May 2007. Dr. Anderson has also agreed to stand for re-election at the 2007 annual meeting of shareholders and, if re-elected, shall serve until his retirement from the Board of Directors in May 2008.

     The Company's Board of Directors met six times during 2005 and every Director attended all of the six meetings. Although the Company does not have a formal policy regarding attendance by the Board of Directors at the annual stockholders' meeting, it encourages Directors to attend, and the annual meeting of the Board of Directors typically is held on the same day as the stockholders meeting. It is anticipated that the Directors will attend both meetings.

     COMPENSATION COMMITTEE. The Compensation Committee (the "Compensation Committee") consists of Messrs. Anderson, Chapman, King, and Whited all of whom the board has determined are independent within the meaning of Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market. Mr. King serves as chairman of this Compensation Committee and, if re-elected, shall continue to so serve until December 31, 2006. Functions of the Compensation Committee are to approve and recommend to the full Board of Directors remuneration arrangements of senior management personnel and to adopt, subject to Board approval, compensation plans for officers and to administer and grant benefits pursuant to such plans. The Compensation Committee met 14 times during 2005, eight of which were teleconferences, and all members of the Compensation Committee attended those meetings.

     In January 2006, the Board of Directors reviewed its Compensation Committee Charter and recommended no changes to the charter. The Compensation Committee Charter is attached hereto as Exhibit A and is available at no charge on the Company's web site located at www.oico.com.

     AUDIT COMMITTEE. The Audit Committee (the "Audit Committee") consists of Messrs. Anderson, Chapman, King, and Whited, all of whom the board has determined are independent within the meaning of Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market. Mr. Whited serves as chairman of the Audit Committee and, if re-elected, shall continue to so serve until December 31, 2006. The Board of Directors has determined that Craig R. Whited is an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K and is "independent" as defined by Item 7(d)(3)(iv) of Schedule 14A. The Audit Committee met seven times during 2005, and all members of the Audit Committee were present at each meeting.

     As required by the Nasdaq Stock Market, the Company's Board of Directors has reviewed the qualifications of its Audit Committee members and has determined that none of them has a relationship to the Company that may interfere with the exercise of their independence from management and the Company.

     On January 21, 2006, the Audit Committee reviewed its Audit Committee Charter with no changes recommended. The Audit Committee Charter is attached hereto as Exhibit B and is available at no charge on the Company's web site at www.oico.com.

     NOMINATING & CORPORATE GOVERNANCE COMMITTEE. The Nominating & Corporate Governance Committee (the "Nominating Committee") consists of Messrs. Anderson, Chapman, King, and Whited all of whom the board has determined are independent within the meaning of Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market. Dr. Anderson serves as chairman of the Nominating Committee, and if re-elected, shall continue to so serve throughout his term as a Director. The function of this committee is to assist the board by (1) identifying individuals qualified to become board members and recommending that the Board select a group of such individuals to be nominated for election at each annual meeting of the Company's shareholders, (ii) identifying directors to fill a vacancy on the board, (iii) ensuring that the Audit, Compensation and Nominating Committees of the Board shall have the benefit of qualified and experienced "independent" directors, and (iv) reviewing and making recommendations to the board of directors concerning compensation arrangements for non-employee members of the Board of Directors. The N&CG Committee met on several occasions as part of regular Board meetings with and without the presence of the CEO, including a January 2005 meeting at which time directors were nominated to stand for election at the annual shareholders meeting in May 2005. At the December 2005 Board of Directors meeting, the chairman of the N&CG Committee provided to the Committee and Board of Directors, director evaluation forms to be completed for the January 2006 Board of Directors meeting.

     In identifying qualified individuals to become members of the Board of Directors, the Nominating Committee selects candidates whose attributes it believes would be most beneficial to the Company. The Nominating Committee evaluates each individual's experience, integrity, competence, diversity, skills, and dedication in the context of the needs of the Board of Directors.

     All nominees, whether recommended by a security holder or not, will be evaluated on the same criteria with particular emphasis on the complementary skills and experience needed to balance the overall Board's makeup relative to the Company's strategy and operations.

     The Company's Bylaws contain provisions, which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company's Annual Meeting. Generally, stockholders desiring to make such recommendations should submit a written notice of the recommendation to the Corporate Secretary of the Company. In order for any nomination notice to be considered timely for next year's annual meeting of stockholders, the written notice must be received by the Corporate Secretary of the Company not less than 60 days nor more than 90 days in advance of the first anniversary of the previous year's annual meeting of stockholders. Stockholders may contact the Corporate Secretary at the Company's principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for nominating director candidates.

     On January 22, 2006, the Nominating and Corporate Governance Committee Charter, was amended to remove an overlap in authority with the Audit Committee Charter. The Nominating and Corporate Governance Charter, as amended, is attached hereto as Exhibit C and is available at no charge on the Company's web site at www.oico.com.

CODE OF ETHICS

     The Company has adopted a Code of Business Conduct and Ethics (the "Code") that applies to all employees, executive officers and Directors of the Company, including the Company's principal executive officer and principal financial officer. The Code contains written standards that are reasonably designed to deter wrongdoing and includes provisions regarding ethical conduct, conflicts of interest, proper disclosure in all public communications, compliance with all applicable governmental laws, rules and regulations, and the prompt reporting of violations of the Code and accountability for adherence to the Code. A copy of the Code is available on the Company's web site at www.oico.com.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

     Stockholders and other interested parties may communicate with one or more members of the Board of Directors by writing to all or one of the following:
Audit Committee Chairman, Compensation Committee Chairman, or Nominating Committee Chairman, c/o Corporate Secretary, O.I. Corporation, P.O. Box 9010, College Station, TX 77842-9010.

                          REPORT OF THE AUDIT COMMITTEE

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

     The Company's Audit Committee is composed of four independent directors, each of whom is able to read and understand fundamental financial statements. One member of the Audit Committee is an Audit Committee Financial Expert as defined by the SEC in Disclosures Required by Sections 406 and 407 of the Sarbanes-Oxley Act of 2002 and in Regulation S-K.

     The primary functions of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities by reviewing financial information provided to the shareholders and others, the systems of internal controls established by management, and the audit process. The Audit Committee will meet at least four times per year, including each time the Company proposes to issue a press release with the Company's quarterly or annual earnings information. It is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, Company management, the internal accounting team and the independent accountants. The Audit Committee is also empowered to appoint the independent auditors, establish the audit fees, pre-approve any non-audit services provided by independent auditors and to hire outside counsel or other consultants as necessary. During 2005, the members of the Audit Committee participated in seven in-person meetings and four telephone conferences with Grant Thornton LLP ("Grant Thornton"), the Company's independent certified public accountants.

     In order to adhere to the rules and regulations set forth under the Sarbanes-Oxley Act of 2002, the Audit Committee reviewed its written charter in January 2006 and recommended no changes to the charter. The charter is available at no charge on the Company's web site at www.oico.com. The charter describes the scope and administration of the Audit Committee's responsibilities.

     The Audit Committee has discussed with Grant Thornton, the matters required to be discussed by Statement on Audit Standards No. 61, as amended, (Communication with Audit Committees); and the Audit Committee has received and discussed the written disclosure and the letter from Grant Thornton required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has also discussed the independence of Grant Thornton with that firm.

     With and without management present, the Audit Committee discussed and reviewed the results of the independent auditors' examination of the Company's December 31, 2005 financial statements. The discussion included matters related to the conduct of the audit, such as the selection of and changes in significant accounting policies, the methods used to account for significant or unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit and disagreements, if any, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     Based on the review and discussions with the Company's independent auditors, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the year ended December 31, 2005.

PRINCIPAL ACCOUNTING FEES AND SERVICES

     The following table shows the fees paid by the Company for the audit and other services provided by Grant Thornton for fiscal 2005 and 2004:

                       2005       2004
                     --------   --------
Audit fees           $123,500   $115,450
Audit-related fees      2,100        -0-
Tax fees               51,755     34,595
All other fees            -0-        -0-
                     --------   --------
TOTAL                $177,355   $150,045
                     ========   ========

     "Audit Fees" consist of fees billed for professional services rendered for the audit of O.I. Corporation's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings and professional services. In 2004 additional fees were charged by Grant Thornton relating to SOX 404 compliance.

     "Audit-Related Fees" in 2005 consist of fees billed for accounting consultation with Grant Thornton regarding the preparation of SOX 404-related internal control documentation. Additional fees of $5,100 were paid by the Company to Grant Thornton in connection with the purchase of certain assets of Intelligent Ion, Inc., on December 23, 2004 and were included in "Audit fees" in 2004.

     "Tax Fees" consist of fees billed for professional services for tax compliance, tax advice, and tax planning from Grant Thornton in 2005 and in 2004, including $15,000 for a R&D tax credit study for the years 2000 through 2004.

     The Audit Committee has established a pre-approval policy whereby upon receiving management requests to perform additional audit-related or tax services not contemplated in the original independent auditors' proposal, or not previously approved by the audit committee, the audit committee chairman may approve the performance of such services in between meetings of the audit committee, when the independent auditor contacts the audit committee chairman seeking such approval. If the audit committee chairman is not available, then with all of the other members of the audit committee in agreement, they may approve the request of the independent auditors for authorization.

This report has been provided by the members of the Audit Committee:

Craig R. Whited, Audit Committee Chairman
Jack S. Anderson
Richard W. K. Chapman
Edwin B. King

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers of the Company, their ages, positions, and offices, as of December 31, 2005, are as follows:

      Name         Age                  Position                 Date Elected to Position
      ----         ---   -------------------------------------   ------------------------
William W. Botts    63   President and Chief Executive                     1985
                         Officer,
                         Chairman of the Board                             1986
Jane A. Smith       57   Vice President/Corporate Secretary                1990
Juan M. Diaz        32   Vice President/Corporate Controller               2003
Donald P. Segers    50   Vice President/General Manager                    2001

     William W. Botts joined the Company as President and Chief Operating Officer on February 1, 1985, was named Chief Executive Officer of the Company on July 19, 1985, and Chairman of the Board of Directors of the Company on May 26, 1986. Prior to joining the Company, he was Vice President and General Manager of the Brandt Division of TRW Inc.; Executive Vice President and Chief Operating Officer of The Brandt Company; Division General Manager of Sheller-Globe, Inc.; Assistant Plant Manager, Arvin Industries; and Engineer, AMBAC Industries, Inc.

     Jane A. Smith has been employed with the Company since 1973. She was named Assistant Corporate Secretary in 1976 and Corporate Secretary in 1986. On May 22, 1990, she was named Vice President/Corporate Secretary.

     Juan M. Diaz joined the Company as Corporate Controller on June 30, 2001. Prior to joining the Company, he was Audit Manager for Arthur Andersen LLP in Houston, Texas. He received his Certified Public Accountant certification in 2000. On May 9, 2003, he was named Vice President/Corporate Controller.

     Donald P. Segers, Ph.D., joined the Company in July 1997 as Senior Research Scientist of the Company. He was promoted to Program Manager in October 1998. On September 14, 2000, he was promoted to General Manager, and on February 5, 2001, he was named Vice President/General Manager. Before joining the Company, Dr. Segers was Program Manager of the Applied Physical Chemistry Group at Southern Research Institute.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table lists, for the year ended December 31, 2005, compensation paid by the Company to the named executive officers in 2005. There were no other executive officers of the Company whose compensation exceeded $100,000 during 2005.

                           SUMMARY COMPENSATION TABLE

                                                            LONG-TERM
                                                          COMPENSATION
                                                             AWARDS
                                                          ------------
                                  ANNUAL COMPENSATION      SECURITIES
                                 --------------------      UNDERLYING      ALL OTHER
                                  SALARY       BONUS      OPTIONS/SARS   COMPENSATION
PRINCIPAL POSITION        YEAR      ($)        ($)(2)        (#)(3)         ($)(4)
------------------        ----   --------     -------     ------------   ------------
William W. Botts          2005   $223,000(1)  $    --(5)        -0-         $25,586
   President/Chief        2004   $208,000     $60,000           -0-         $23,873
   Executive Officer      2003   $200,000     $10,000           -0-         $21,642
Donald P. Segers          2005   $153,000     $80,000           -0-         $ 9,743
   Vice President         2004   $137,000     $40,000         9,000         $ 7,041
   General Manager        2003   $118,000     $25,000        18,000         $ 4,511
Juan M. Diaz              2005   $ 84,000     $40,000           -0-         $ 5,155
   Vice President         2004   $ 78,000     $18,000         3,000         $ 3,496
   Corporate Controller   2003   $ 75,000     $ 2,500         6,000         $ 2,820

(1) Mr. Botts' annual salary for 2005 was $225,000, effective as of January 31, 2005.

(2) Bonus compensation is generally paid in the year subsequent to the year shown in the table when the results for the year are known.

(3) Options are granted based on the Compensation Committee's review of the Company's year-end performance as of December 31 and are generally granted in the year subsequent to the year shown in the table.

(4) The amounts in this column include contributions to the 401(k) Plan. At the end of each fiscal year, the Company's Compensation Committee determines a discretionary contribution to the 401(k) Plan. Mr. Botts, Dr. Segers, and Mr. Diaz are participants in the Company's 401(k) Plan and receive a proportion of the Company's contribution according to the terms of the Plan. Such amounts in 2005, 2004, and 2003 for Mr. Botts were $10,586, $8,873, and $6,642, respectively; for Dr. Segers were $9,743, $7,041, and $4,511, respectively; and for Mr. Diaz were $5,155, $3,496, and $2,820, respectively. Also included in this column are life insurance premiums paid for Mr. Botts in 2005, 2004, and 2003 in the amount of $15,000, $15,000, and $15,000, respectively.

(5) The Compensation Committee postponed the determination of a bonus for Mr. Botts until a compensation consultant could be retained to evaluate the past compensation of Mr. Botts and make a recommendation.

The following table provides information on option exercises in fiscal 2005 by the named executive officers and the values of such officers' unexercised options at December 31, 2005.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                             Number of securities          Value of unexercised
                                            Underlying unexercised             in-the-money
                    Shares                     Options/SARs at               Options/SARs at
                   Acquired                   December 31, 2005             December 31, 2005
                      on        Value    ---------------------------   ---------------------------
      Name         Exercise   Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
      ----         --------   --------   -----------   -------------   -----------   -------------
William W. Botts        -0-    $   -0-      39,000            -0-        $306,225       $    -0-
Donald P. Segers      3,600    $21,132      29,700         16,200        $209,709       $106,047
Juan M. Diaz            -0-    $   -0-       6,200         11,800        $ 41,080       $114,660

EQUITY COMPENSATION PLANS

     The Company has four equity compensation plans, all of which have been approved by its shareholders. The following table provides information as of December 31, 2005 on these plans, which are currently in effect.

                                            (a)                  (b)                    (c)
                                   Number of securities    Weighted-average     Number of securities
                                     to be issued upon    exercise price of     available for future
                                        exercise of          outstanding       issuance under equity
                                   outstanding options,   options, warrants      compensation plans
                                       warrants and           and rights       (excluding securities
          Plan Category                   rights                              reflected in column (a)
          -------------            --------------------   -----------------   -----------------------
Employee Stock Purchase Plan                 --(1)                --(1)                  134,691
2003 Incentive Compensation Plan         74,566                $7.78                     271,300
1993 Incentive Compensation Plan        157,522                $4.58                          --(2)
1987 Amended and Restated Stock
   Option and SAR Plan                    3,100                $3.50                          --(2)
                                        -------                -----                     -------
                                        235,188                $5.58                     405,991
                                        =======                =====                     =======

1) Employees eligible to participate in the Employee Stock Purchase Plan may purchase shares of the Company's stock on a regular basis through payroll deductions. The price of the shares to the employees equals the lowest of the average of the bid and ask price of the last five days of each fiscal quarter, or the average closing price of the last five days of each fiscal quarter, or the last trade price on the day of purchase by the Company.

2) Both the 1987 and 1993 Incentive Compensation Plans have expired and no new awards may be issued under these plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2005, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Company, or (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Company.

     No member of the Compensation Committee (or board committee performing equivalent functions) (i) was an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any business relationship or conducted any transactions with the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     Under the terms of an employment agreement with the Company signed May 1, 1996, which terminates October 31, 2007, Mr. Botts is performing executive duties as President and Chief Executive Officer of the Company. Compensation paid pursuant to this agreement includes an annual salary as determined by the Board of Directors (such amount is included in the Summary Compensation Table above), life insurance coverage, and the use of a company vehicle. The employment agreement remains in effect until its expiration date, October 31, 2007 unless Mr. Botts dies, becomes disabled or violates his duty of loyalty to the Company, or following certain developments incident to a change in control of the Company (as defined in the employment agreement). If Mr. Botts is terminated for any reason other than Misconduct or Disability (both as defined in the employment agreement), he will continue to be compensated for the remainder of the term of the employment agreement and to receive coverage under the Company's life, disability, accident and group health insurance plans. Additionally, Mr. Botts may receive the same benefits if he terminates his employment for Good Reason (as defined in the employment agreement).

                          COMPENSATION COMMITTEE REPORT

COMPENSATION PHILOSOPHY

     The Company's primary business objective is to maximize shareholder value over the long term. To help accomplish this objective, the Compensation Committee (the "Committee") has developed an overall executive compensation philosophy with goals as follows:

          -    Attract, retain, and motivate key executives;

          -    Reward performance rather than create a sense of entitlement;

          - Align executive and shareholder interests by long-term incentives related to stock ownership and cash incentive payments, which would mirror share performance;

          - Assure that objectives for corporate and individual performance are established and measured.

     For comparison of peer company performance, and in order to maintain consistency in the Company's method of determining executive compensation, the Company selects comparable companies, which includes searches in various databases from the NASDAQ National Market System, Security and Exchange Commission ("SEC") filings, Hemscott, Inc., and Standard Industrial Classification (SIC) Codes 382 (Laboratory and Analytical Instruments) and 3823 (Process Control Instruments). The Committee believes that SIC Code 382 contains companies that most closely represent an established grouping of which the Company may be called a peer. The Committee reviewed public filings of compensation reports and employment agreements for companies in SIC Code 382. The review included a comparison of such companies to the Company in terms of growth in revenue, operating profit, net income, earnings per share, average return on assets and equity and compensation of executive management. The Committee seeks to set executive compensation to correspond to a range of what is believed to be between the mid-to-high end of compensation ranges for executives in such companies, with further consideration based on the Company's performance compared to such peer companies. Total direct compensation includes base pay, short-term bonus at target and long-term incentives. Overall, individual performance is measured against the following factors, which may vary as required by business conditions:

          -    Long-term strategic goals;

          -    Short-term business goals;

          -    Revenue and profit goals;

          -    Customer satisfaction;

          -    New business creation;

          -    Total stockholder return;

          -    The development of employees; and

          -    The fostering of teamwork and other OI values

BASE SALARIES

     The Committee reviews annually each executive's base salary. Base salaries are targeted at median levels for public companies of O.I. Corporation's relative size, as discussed above, but are determined primarily by individual performance relative to achieving Company goals. It is believed that base salary paid in 2005 to the CEO was consistent with such policy.

     When evaluating individual performance, the Committee considers the executive's efforts and achievement of performance measures set forth above and extraordinary and unusual circumstances impacting on such measures. No specific weights have been assigned to the various factors.

     The base salary of Mr. William W. Botts (Chairman of the Board, CEO, and President of the Company) and other executives of the Company were reviewed at the January 22, 2006 meeting of the Compensation Committee. Based on the factors discussed above and compensation paid by comparable companies, the Committee decided to increase Mr. Botts' base salary from $225,000 per year to $250,000 per year, effective the pay period beginning January 1, 2006.

ANNUAL CASH INCENTIVES

     Annual cash bonuses provide executives with direct financial incentives to achieve corporate and individual performance goals. Bonuses for each executive are determined by the extent to which the Company meets its financial goals, which includes growth in revenue, operating profit, net income, earnings per share, and average return on assets and equity. Performance is also judged on the achievement of business plan goals relating to improving product quality and productivity and growth through new product development and acquisitions. No specific weights have been assigned to the various factors.

     As shown in the Summary Compensation Table of this Proxy Statement, and in consideration of the Company's and the executive officers' performance for 2005, the Compensation Committee postponed the determination of a bonus for the CEO until a compensation consultant could be retained to evaluate the past compensation of Mr. Botts and make a recommendation. Mr. Botts was awarded a bonus of $60,000 for 2004, which was paid in 2005, and $10,000 for 2003, which was paid in 2004.

LONG-TERM INCENTIVES (STOCK OPTIONS)

     The Board decided to continue studying various forms of compensation as alternatives to incentive stock bonuses.

     Long-term incentives are provided pursuant to the 2003 Incentive Compensation Plan. The Committee determines annually the total amount of options that will be made available to the Company's executives. The amount of options granted each year is based on the executives' total compensation package and reflects the desire of the Compensation Committee to encourage equity ownership by the Company's executives in order to provide an appropriate link to the interest of the shareholders, to reward prior performance, and to provide long-term incentive award opportunities.

     Stock option grants have been determined by the Compensation Committee based on the performance of each executive with respect to their contribution to the Company's financial performance, measured as discussed above, together with an appraisal of the extent to which pre-established objectives were achieved, as well as the Committee's perception of the executive's ability and potential to contribute to the growth and profitability of the Company, to identify changing business conditions (such as market changes and competitive threats), and to respond with appropriate business strategies. No specific weights have been assigned to the foregoing factors. Additionally, the Compensation Committee is evaluating accounting pronouncements as they relate to expensing stock options, the dilution effect of stock option grants, and accordingly, are considering alternative means of providing long-term incentives to the Company's executives. As of the date of the publication of the proxy, no determination has been made and no stock option grants were made for the year 2005.

     As reflected in the Summary Compensation Table of this Proxy Statement, Mr. Botts did not receive stock options for the years 2003, 2004, or 2005 in consideration of his existing stockholdings.

SUMMARY

     The Committee believes that the incentive compensation program for the executives of the Company is competitive with the compensation programs provided by comparable companies and serves the best interest of the shareholders of the Company. The Committee also believes that annual performance pay is appropriately linked to individual performance, the Company's annual financial performance, and shareholder value. In view of the changing compensation practices, which are evolving in the wake of recent legislation, the Company intends to continue its review of the overall incentive compensation program in further detail at its subsequent Board meetings. The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report is given by the following members of the Compensation
Committee:

Edwin B. King, Compensation Committee Chairman
Jack S. Anderson
Richard W. K. Chapman
Craig R. Whited

                        FIVE-YEAR CUMULATIVE TOTAL RETURN
                    OF O.I. CORPORATION, NASDAQ MARKET INDEX,
                              AND PEER GROUP INDEX

The following graph compares the cumulative total return on $100 invested as of December 31, 2000 through December 31, 2005 in the common stock of the Company, the NASDAQ Market Index, and a peer group index consisting of public companies with the Company's Standard Industrial Classification ("SIC") Code (Laboratory and Analytical Instruments). The Company has not paid any dividends since its inception.

                               (PERFORMANCE GRAPH)

                      2000    2001     2002     2003     2004     2005
                      ----   ------   ------   ------   ------   ------
O.I.Corporation        100   176.25   110.09   237.23   269.82   336.23
NASDAQ Market Index    100    79.71    55.60     83.6    90.63    92.62
SIC Code 382           100    70.16    46.24    73.99    75.66    80.22

                    ASSUMES $100 INVESTED ON JANUARY 1, 2001
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2005

The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

                                   PROPOSAL 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

THE BOARD OF DIRECTORS HAS UNANIMOUSLY SELECTED GRANT THORNTON LLP AND URGES YOU TO VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SUCH FIRM AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR 2006. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

     The Board of Directors has appointed the firm of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2006, subject to ratification by the Company's shareholders. Grant Thornton began serving as the Company's independent public accountants in November 2002.

     Representatives of Grant Thornton are not expected to be present at the Annual Meeting of Shareholders, but will be available by telephone if necessary to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

     Audit fees to Grant Thornton, including quarterly reviews for 2005, were approximately $123,500, $2,100 for preparation of Sarbanes Oxley Act Section 404-related internal control documentation and $51,755 for tax return preparation and tax consultation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth, as of March 13, 2006, certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially five percent or more of the Common Stock, (ii) each director and director nominee of the Company, (iii) each of the executive officers of the Company named above under "Executive Officers of the Registrant," and (iv) all directors, director nominees and executive officers of the Company as a group.

                   NAME AND BUSINESS ADDRESS                     AMOUNT AND NATURE OF    PERCENT
                      OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP   OF CLASS
                   -------------------------                     --------------------   --------
William W. Botts                                                      304,175(1)          10.5%
   President, Chairman of the Board, Chief Executive Officer
   P.O. Box 9010, College Station, TX 77842-9010
Heartland Advisors, Inc.                                              245,900(2)           8.6%
   789 North Water Street, Milwaukee, WI 53202
Farnam Street Partners, L.P.                                          252,880(3)           8.9%
   3033 Excelsior Blvd., Suite 300, Minneapolis, MN 55416
Advisory Research, Inc.                                               208,400(4)           7.3%
   180 North Stetson St., Suite 5780, Chicago, IL 60601
Dimensional Fund Advisors, Inc.                                       172,800(5)           6.0%
   1299 Ocean Avenue, 11th Flr., Santa Monica, CA 90401
Jack S. Anderson, Director                                             37,564(6)           1.3%
Edwin B. King, Director                                                31,564(7)           1.1%
Craig R. Whited, Director                                              23,664(8)              *
Richard W. K. Chapman, Director                                        18,000(9)              *
Raymond E. Cabillot, Director nominee                                 252,880(10)          8.9%
Kenneth M. Dodd, Director nominee                                           0               --
Robert L. Moore, Director nominee                                           0               --
Leo B. Womack, Director nominee                                             0               --
Juan M. Diaz, Executive Officer                                         8,400(11)             *
Donald P. Segers, Executive Officer                                    33,300(12)          1.1%
Jane A. Smith, Executive Officer                                       17,122(13)             *
Directors and executive officers as a group (12 persons)              473,789(14)         15.8%

*    Less than 1%.

(1) Includes 39,000 shares subject to options currently exercisable, or exercisable within 60 days after the date hereof.

(2) As of December 31, 2005, Heartland Advisors, Inc. has shared dispositive power as to all 245,900 shares, which may be deemed to be beneficially owned. All shares are held in investment advisory accounts of Heartland Advisors, Inc. As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the class.

(3) As of March 23, 2006, Farnam Street Partners, L.P., a Minnesota Limited Partnership ("the Fund"), has sole dispositive and voting power as to all 252,880 shares. The Fund, whose principal business activities involve investing in equity securities of publicly traded companies, as well as other types of securities, is the beneficial owner of such shares, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(4) As of December 31, 2005, Advisory Research, Inc., an investment advisor, has sole dispositive and voting power as to all 208,400 shares, which are deemed to be beneficially owned.

(5) As of December 31, 2005, Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor, registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. (These investment companies, trusts, and accounts are the "Funds"). In its role as investment advisor or manager, Dimensional possessed investment and/or voting power over 172,800 shares of O.I. Corporation stock as of December 31, 2005. The Funds own all the shares, and Dimensional disclaims beneficial ownership of such securities.

(6) Includes 12,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

(7) Includes 13,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

(8) Includes 13,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

(9) Includes 7,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

(10) Includes 252,880 shares held by Farnam Street Partners, L.P. Mr. Cabillot is the Chief Executive Officer and Chief Financial Officer of Farnam Street Capital, Inc., the general partner of Farnam Street Partners, L.P. [Mr. Cabillot disclaims beneficial ownership of the shares held by Farnam Street Partners, L.P.]

(11) Includes 8,400 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

(12) Includes 33,300 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

(13) Includes 5,740 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

(14) Includes 131,440 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms that they file. To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and on written representation by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ended December 31, 2005, its officers and directors were in compliance with all applicable Section 16(a) filing requirements.

                              SHAREHOLDER PROPOSALS

     A proposal of a shareholder intended to be presented at the next annual meeting must be received at the Company's principal executive offices no later than March 9, 2007 if the shareholder making the proposal desires such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. The Company has also adopted Bylaw provisions which require that nominations of persons for election to the Board of Directors and the proposal of business by shareholders at an annual meeting of shareholders must fulfill certain requirements which include the requirement that notice of such nominations or proposals must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary of the prior annual meeting. In order to be timely for next year's annual meeting such notice must be delivered between February 7, 2007 and March 9, 2007. If such timely notice of a shareholder proposal is not given, the proposal may not be brought before the annual meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the Company may exercise discretionary voting authority over proxies with respect to such proposal if presented at the annual meeting. Farnam Street Partners LP, a Company shareholder, proposed Mr. Cabillot for nomination to the Board of Directors and the Board nominated him for such position.

     Notices regarding each matter must contain:

     - A brief description of the business to be brought before the Annual Meeting and the reason for conducting the business at the Annual Meeting;

     - The name and address of record of the stockholder proposing the business;

     - The class and number of shares of stock that are beneficially owned by the stockholder; and

     - Any material interest of the stockholder in the business to be conducted.

                                  OTHER MATTERS

     Management knows of no other matters to be brought before the annual meeting of shareholders at the time and place indicated in the notice thereof; however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in the best interest of the Company.

     The accompanying form of proxy has been prepared at the direction of the Board of Directors of the Company, of which you are a shareholder, and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY AND MAIL IT IMMEDIATELY. YOU MAY REVOKE YOUR PROXY IN PERSON IF YOU ARE ABLE TO ATTEND.

                                        O. I. CORPORATION

                                        By Order of the Board of Directors

                                        /s/ Jane A. Smith
                                        ----------------------------------------
                                        Jane A. Smith
                                        Vice President-Corporate Secretary

April 18, 2006

                                                                       EXHIBIT A

                                O.I. CORPORATION
                         COMPENSATION COMMITTEE CHARTER
                           (ADOPTED JANUARY 26, 2004)
             (PUBLISHED IN THE PROXY STATEMENT DATED APRIL 9, 2004)

                                     PURPOSE

The primary functions of the Committee are to assist the board of directors in fulfilling its oversight responsibilities for:

     -    compensation of executive officers; and

     - administration of the Company's compensation and benefit plans with respect to all eligible participants, including stock incentive plans and predecessor and related plans, pension, retirement and profit sharing plans, and any other plans that require or provide for approval or administration by the Company's board of directors.

                                   COMPOSITION

The Committee shall consist of at least two (2) members of the board of directors. The members and the chair shall be appointed by a majority of the full board of directors.

A director may serve as a member of the Committee only during periods in which he or she is (i) an "independent director" as defined under the Marketplace Rules of The NASDAQ Stock Market, Inc., (ii) a "non-employee director" as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) an "outside director" as defined under Section 162(m) of the Internal Revenue Code of 1986 and regulations promulgated thereunder.

The Committee and its membership will comply with all applicable compensation committee requirements promulgated from time to time by The NASDAQ Stock Market, Inc. (or any exchange on which the Corporation's securities are then listed), the Securities and Exchange Commission and the Internal Revenue Service.

A majority of the Committee will constitute a quorum for the transaction of business.

                               MINUTES OF MEETINGS

Minutes shall be kept of each meeting of the Committee.

                                RESPONSIBILITIES

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall:

1. Have separate but concurrent authority, except as stated in paragraph 2 below, to take actions required or permitted, without any action of the full board of directors, under the Company's compensation and benefit plans, including the [stock incentive plans] and predecessor and related plans, pension, retirement and profit sharing plans, and any other plans that require or provide for board of directors approval or administration (collectively, the "Plans"); provided, that from time to time the Committee may, by resolution of the Committee, delegate to one or more other committees of the board of directors separate but concurrent authority, to the extent specified in such resolution, to administer such Plans with respect to employees and consultants who are not subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act.

2. Have sole and exclusive authority, without prior approval of the full board of directors, to take action on the following:

     - administering the Plans with respect to employees and consultants who are subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act for the purposes and with the intent of complying with the exemption provided under Rule 16b-3 promulgated under the Exchange Act;

     - recommending to the full board of directors the hiring or termination of employment of the Company's executive officers (as defined by the Rules and Regulations under the Exchange Act), the identity and designation of which shall be determined by the full board of directors (the "Executive Officers"); and

     - engaging, or authorize management to engage, such outside legal, accounting or other advisors and consultants to provide such advice and assistance as the Committee deems necessary to carry out its duties, with the Company to provide appropriate funding, as determined by the Committee, for such outside legal, accounting and other advisors and consultants and for any administration expenses of the Committee.

3. Review and recommend action by the full board of directors on the following:

     - the institution of, revisions in, terminations of and actions under Plans that are required to be approved by the full board of directors;

     - the reservation of authorized and unissued Company common stock for issuance upon exercise of grants under the Plans, for use in payments of grants or awards under the Plans or as contributions or sales to any trustee of Company employee benefit plans; and

     - the purchase of Company common stock for transfer upon exercise of grants under the Plans, for use in payments of grants or awards under the Plans and for transfer as contributions or sales to any trustee of Company employee benefit plans.

4. Review and determine, or recommend to the board of directors for determination:

     - The non-equity compensation payable to (i) the Chief Executive Officer (provided that the Chief Executive Officer shall not be present for any deliberations or voting with respect to the determination of the Chief Executive Officer's compensation) and (ii) the other Executive Officers (provided that the Committee may consider the recommendation of the Chief Executive Officer with respect thereto), including the adjustment of base salary each year, the implementation and administration of cash incentive compensation programs for such individuals and the authorization of all awards to such individuals under these cash incentive programs. To the extent deemed advisable by the Committee, the Committee shall strive to recommend compensation packages which are competitive with packages offered at peer companies and shall consult with third-party advisors to design compensation packages that provide reasonable assurances of officer and employee retention; and

     -    all perquisites or special cash payments paid to Executive Officers.

5.   Review with the Chief Executive Officer:

     - the overall base compensation payable to employees other than Executive Officers; and

     - the Company's total incentive compensation program envisioned for each fiscal year.

6. Consult with the Chief Executive Officer regarding a succession plan for the Executive Officers. This plan shall be reviewed annually by the Committee and subsequently by the full board of directors.

7.   Review the performance of the Executive Officers for each fiscal year.

8. At least annually, review the overall performance, operation and administration of the Company's employee benefit plans.

9. Perform any other responsibilities consistent with this charter, the Company's bylaws and applicable law as the Committee or the board of directors deems necessary or appropriate.

10. Report to the board of directors following meetings of the Committee, and as otherwise requested by the board of directors, regarding the Committee's actions and recommendations.

11. Confirm annually that all responsibilities outlined in this charter have been carried out.

12. Evaluate the Committee's and individual members' performance at least annually.

                                                                       EXHIBIT B

                                O.I. CORPORATION
                             AUDIT COMMITTEE CHARTER
                           (AMENDED JANUARY 23, 2005)
         (PREVIOUSLY PUBLISHED IN PROXY STATEMENT DATED APRIL 14, 2005)

PURPOSE

The audit committee of the board of directors shall assist the board in overseeing (1) the financial statements and audits of the Company, (2) the Company's compliance with financial reporting requirements and (3) the independence and performance of the Company's internal and external auditors.

COMPOSITION

The membership of the audit committee shall consist of at least three members of the board of directors, who shall serve at the pleasure of the board of directors and be appointed by the full board of directors, and who shall meet the following criteria:

     1. Each member of the audit committee must be an "independent director" within the meaning of applicable law and the applicable rules of The Nasdaq Stock Market, Inc., as then in effect, except under exceptional and limited circumstances as determined by the board of directors in accordance with applicable Nasdaq rules. No member of the audit committee may receive any consulting, advisory or other compensatory fee from the company other than for board service, and no member may be an affiliate of the company by stock ownership or otherwise.

     2. Each member of the audit committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time the member joins the board of directors.

     3. At least one member of the audit committee shall be considered by the board of directors to be an audit committee financial expert as defined under Item 401(h) of Regulation S-K, or shall otherwise have such additional financial expertise in accounting and auditing as are required under applicable law and applicable Nasdaq rules, as then in effect.

RESPONSIBILITIES

In meeting its responsibilities, the audit committee has full authority and responsibility to:

     1.   Make regular reports to the board of directors.

     2. Review and reassess the adequacy of the committee's charter annually, recommend any proposed changes to the board of directors for approval, and approve the audit committee charter in the form to be included as required in the Company's proxy statement.

     3. Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the Company's system of internal controls.

     4. Determine whether to recommend to the board of directors that the annual audited financial statements be included in the Company's annual report on Form 10-K.

     5. Review with management and the Company's independent auditors any significant financial reporting issues raised by management or the independent auditors in connection with the preparation of the Company's annual audited financial statements.

     6. Review proposed major changes to the Company's auditing and accounting principles and practices that are brought to the attention of the audit committee by independent auditors, internal auditors or management.

     7. Appoint the independent auditors, establish the audit fees, pre-approve any non-audit services, including tax services, before the services are rendered. Review and evaluate the performance of the independent auditors and review with the full board of directors any proposed discharge of the independent auditors.

     8. Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1.

     9. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     10. Review any significant financial reports to management prepared by the internal auditing department, if any, and management's responses.

     11. Approve (i) all audit services, including comfort letters, in advance or by approval of the scope of engagement of the independent auditors and (ii) all permissible non-audit services in advance.

     12. Meet with the independent auditors to review the planning and staffing of the audit.

     13. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     14. Review with the independent auditors any management letter provided by the auditors and management's response to that letter.

     15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     16. Review with counsel legal matters that are brought to the audit committee's attention and that may have a material impact on the financial statements, the Company's compliance policies and material reports or inquiries received from regulatory bodies.

     17. Meet at least annually with the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

     18.  Review and approve all related party transactions.

     19. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, as required by applicable law.

     20. Review disclosures to the audit committee required under Section 302 and other provisions of the Sarbanes-Oxley Act.

     21. Upon receiving a request from management for the independent auditors to perform any additional, audit, audit related, tax or other non-audit related services not previously approved by the Audit Committee, the request will be submitted at the next Audit Committee meeting for approval. If time is of the essence, the audit committee chairman may approve the performance of such services, or if the audit committee chairman is not available, then with all of the other members of the committee in agreement, they may approve the request.

     22. The individual members will perform annual self-evaluations in order to evaluate their performance, and the Committee will review these evaluations on an annual basis and apply them to the Committee as a whole.

                                     POWERS

The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain and determine the funding for independent counsel, accountants, or other advisors to the committee. The committee shall meet at least four times each year, either in person or teleconference, but no less than two meetings in person, and may ask members of management or others to attend its meetings and provide relevant information as necessary.

The audit committee is authorized to delegate to one or more of its members the authority to pre-approve auditing services and permitted non-audit services, provided that each pre-approval decision is presented to the full committee at a scheduled meeting.

The audit committee shall have such other functions as assigned by law, the Company's charter and bylaws, or the board of directors.

RELATIONSHIP WITH AUDITORS AND BOARD OF DIRECTORS

The Company's independent auditors are ultimately accountable to the board of directors of the Company and to the audit committee, as representatives of the stockholders of the Company. Although the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the audit committee to assure compliance with laws and regulations and the Company's code of conduct.

                                                                       EXHIBIT C

                                O.I. CORPORATION
              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
                           (AMENDED JANUARY 22, 2006)

                                     PURPOSE

The purpose of the Committee is to assist the board of directors in fulfilling its responsibilities for:

     - identifying qualified individuals to become members of the board of directors;

     - determining the composition of the board of directors and its committees;

     -    monitoring effectiveness of the board of directors and its committees;
          and

     - developing, monitoring and evaluating sound corporate governance policies and procedures.

AUTHORITY

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibilities. It is also empowered to:

     1. Engage such outside legal, accounting, search firm or other advisors to provide such advice and assistance as the Committee deems necessary to carry out its duties, with the Company to provide funding, as determined by the Committee, for such outside legal, accounting, search firm and other advisors and for any administration expenses of the Committee.

     2. Seek any information it requires from employees (all of whom are directed to cooperate with the Committee's requests) or other parties.

     3. Meet with the Company's officers, independent audit firm, general counsel and outside counsel, as necessary to fulfill its responsibilities.

     4. Review with management the policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or independent auditor.

COMPOSITION

The Committee shall be comprised of [three] or more directors elected by the board of directors, each of whom (except as otherwise permitted) shall:

     - be free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of his or her independent judgment as a member of the Committee; and

     - meet the independence requirements set forth in the Nasdaq National Market listing standards in effect from time to time (the "Nasdaq Standards").

A Chair of the Committee shall be appointed by the board of directors.

MEETINGS

The Committee shall meet at least once during each fiscal year, and more frequently as the Committee in its discretion deems desirable or advisable. All Committee members are expected to attend each meeting, in person or via teleconference or videoconference. The Committee may invite members of management, auditors and others to attend meetings and provide pertinent information, as deemed necessary and appropriate. Meeting agendas will be prepared and provided in advance to Committee members, along with appropriate briefing materials. Minutes will be kept of each meeting of the Committee and will be provided to each member of the board of directors.

RESPONSIBILITIES

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

Nominating Matters

     1. Reviewing the structure of the board of directors, its committee structure, overall size, and the number of independent directors.

     2. Actively seeking individuals qualified to become members of the board of directors, including evaluating persons suggested by shareowners or others, and conducting appropriate inquiries into the backgrounds and qualifications of possible nominees.

     3. Selecting candidates as nominees for election as directors and recommending those candidates to the board of directors. The Committee will select those nominees whose attributes it believes would be most beneficial to the Company. This assessment will include such issues as experience, integrity, competence, diversity, skills, and dedication in the context of the needs of the board of directors.

     4. Recommending to the board of directors the directors to serve as members of each committee after taking into account the desires, experiences and expertise of individual directors. The Committee will review and recommend committee slates annually, and shall recommend additional committee members and the removal or resignation of committee members, as needed.

     5. Developing and recommending to the board of directors an annual self-evaluation process for the board of directors and its committees. The Committee will oversee the annual self-evaluations. The Committee shall evaluate the performance of each director before recommending to the board of directors his or her nomination for an additional term as director.

     6. Advising and making recommendations to the board of directors on corporate governance and all matters pertaining to the role of the board of directors and the practices and the performance of its members, including the development of a set of corporate governance principles applicable to the Company. The Committee shall periodically review and assess the adequacy of the Company's corporate governance principles and recommend any changes to the board of directors.

Corporate Governance Matters

     1. The Committee shall review the institutional and other affiliations of members of the board of directors and nominees for any potential conflict of interest problems, and shall make recommendations to the full board of directors with respect to the determination of director independence.

     2. Reviewing and making recommendations to the board of directors concerning compensation arrangements for non-employee members of the board of directors.

     3. Reviewing the effectiveness of the Company's system for monitoring compliance with laws and regulations and the results of management's investigation and following-up (including disciplinary action) on any instances of noncompliance.

     4. Considering and recommending to the board of directors for approval a code of ethical business conduct.

     5. Reviewing management's monitoring compliance with the Company's code of ethical business conduct and ensuring that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

     6. Periodically review the Company's code of ethical business conduct and recommend any proposed changes to the board of directors for approval.

     7. Receive, retain and determine treatment of material violation of a federal or state securities law, a material breach of fiduciary duty arising under federal or state law, or a similar material violation of any federal or state law that is reported to the Committee by an attorney because the attorney reasonably believes that it would be futile to report such material violation to the general counsel or chief executive officer or the attorney reasonably believes that the response of the general counsel or chief executive officer to his report of such material violation was not appropriate or not timely.

Reporting Responsibilities

     1. Report to the full board of directors following meetings of the Committee, and as otherwise requested by the board of directors, regarding the Committee's actions and recommendations, if any.

     2. Review any other reports the Company issues related to Committee responsibilities.

Other Responsibilities

     1.   Institute and oversee special investigations, as deemed necessary.

     2. Review and assess the adequacy of this Committee charter annually, request full board of director approval for proposed changes, and ensure appropriate disclosure as may be required by applicable law or regulation.

     3. Confirm annually that all responsibilities outlined in this charter have been carried out.

     4. Evaluate the Committee's performance annually, and the individual members will perform self-evaluations annually.

     5. Perform any other activities consistent with this charter, the Company's bylaws and governing law as the Committee or the board of directors deems necessary or appropriate.

PROXY                           O.I. CORPORATION                           PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) William W. Botts, Juan M. Diaz, and Jane
A. Smith, and each of them, lawful attorneys and proxies of the undersigned to vote as Proxy at the Annual Shareholders' Meeting of O.I. Corporation (herein the "Company") to be held on Monday, May 8, 2006, and any adjournment(s) thereof according to the number of votes owned by the undersigned as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

PROPOSAL 1: The Election of Directors.

     [ ] FOR all nominees

     [ ] FOR all nominees (except as listed below)

     [ ] WITHHOLD AUTHORITY to vote for all nominees

     Jack S. Anderson
     William W. Botts
     Raymond E. Cabillot
     Richard W. K. Chapman
     Kenneth M. Dodd
     Edwin B. King
     Robert L. Moore
     Craig R. Whited
     Leo B. Womack

     (INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                     WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
________________________________________________________________________________

                                                         FOR   AGAINST   ABSTAIN

PROPOSAL 2: The Ratification of the Appointment of       [ ]     [ ]       [ ]
            independent public accountants.

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. ANY PRIOR PROXY IS HEREBY REVOKED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THANK YOU.

                                                                          , 2006
                                        ----------------------------------


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature if held jointly

                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                        AT THE LEFT. WHEN SHARES ARE HELD BY
                                        JOINT TENANTS, BOTH SHOULD SIGN. WHEN
                                        SIGNING AS ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                        PLEASE GIVE FULL TITLE AS SUCH. IF A
                                        CORPORATION, PLEASE SIGN IN FULL
                                        CORPORATE NAME BY PRESIDENT OR OTHER
                                        AUTHORIZED PERSON. IF A PARTNERSHIP,
                                        PLEASE SIGN IN PARTNERSHIP NAME BY
                                        AUTHORIZED PERSON.